               __________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                   __________________________________________

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) _____
                   __________________________________________

                        THE FUJI BANK AND TRUST COMPANY
              (Exact name of trustee as specified in its charter)

               New York                              13-2794155
     (Jurisdiction of incorporation                  (I.R.S. Employer
      if not a U.S. national bank)                   Identification No.)

         Two World Trade Center                      10048
         New York, New York                          (Zip Code)
         (Address of principal
         executive offices)
                   __________________________________________

                   PREMIER AUTO TRUST 1994-5 AND ANY OTHER
                PREMIER AUTO TRUST 199_-____ THAT ISSUES NOTES
            UNDER THE RELATED PROSPECTUS SUPPLEMENT AND PROSPECTUS
              (Exact name of obligor as specified in its charter)

                 Delaware                            Applied for
      (State or other Jurisdiction of                (I.R.S. Employer
      incorporation or organization)                 Identification No.)

         c/o Chemical Bank Delaware                  19801
         1201 North Market Street                    (Zip Code)
         Wilmington, Delaware
 (Address of principal executive offices)
                   __________________________________________

                               Asset Backed Notes
                      (Title of the Indenture Securities)

               __________________________________________________

Item 1.  General Information

         Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

               Federal Reserve Bank of New York (2nd District)
               New York, New York
               Federal Deposit Insurance Corporation,
               Washington, D.C.
               New York Banking Department, Albany, New York.

    (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.

Item 2.  Affiliations with the Obligor

         If the obligor is an affiliate of the trustee, describe each such affiliation.

               None.

Item 16. List of Exhibits.

         Exhibit 1 - Copy of an Organization Certificate of the trustee as now in effect.

         Exhibit 2 - A copy of a certificate of authority of the trustee to commence business.

         Exhibit 3 - A copy of the authorization of the trustee exercise corporate trust powers.

         Exhibit 4 - Copy of existing By-Laws of the trustee.

         Exhibit 5 - Not Applicable.

         Exhibit 6 - The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990.

         Exhibit 7 - A copy of the latest Report of Condition of The Fuji Bank and Trust Company as of the close of business on July 29, 1994.

         Exhibit 8 - Not Applicable.

         Exhibit 9 - Not Applicable.
               __________________________________________________

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Fuji Bank and Trust Company, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 1st day of September 1994.

                                        THE FUJI BANK AND TRUST COMPANY



                                        /s/ Sharon Chase Moore
                                        Sharon Chase Moore
                                        Vice President

                                                                       EXHIBIT 1


                           ORGANIZATION CERTIFICATE

                                      or

                       THE FUJI BANK AND TRUST COMPANY

     We, the undersigned all being of full age, four of us being citizens of the United States and three of us being residents of the State of New York, having associated ourselves together for the purpose of forming Trust Company under and pursuant to the Banking Law of the State of New York, do hereby certify:

     FIRST, That the name by which the corporation is to be known is The Fuji Bank and Trust Company.

     SECOND, That the place where its principal office is to be located is One World Trade Center, Borough of Manhattan, City and State of New York.

     THIRD, That the amount of its capital stock is to be Ten Million Dollars ($10,000,000) divided into 100,000 shares of the par value of $100 per share. No holder of any such shares shall be entitled to any preemptive right within the meaning of Section 6021 of the Banking Law.

SEVENTH, The corporation is to exercise the powers conferred by Section 100 of the Banking Law.

     IN WITNESS WHEREOF, We have made, signed and acknowledged this certificate in duplicate, this 11th day of June 1974.

/s/ A. Halsey Cook

/s/ Joseph A. Doyle

/s/ C. Bedford Johnson

/s/ Tanehiko Kamiura

/s/ Yasuji Mori

/s/ Yoshio Nakayama

/s/ Jiro Nozaki

/s/ Paul E. Wallendorf




State of New York      )
                       )  ss.:
County of New York     )

     On this 11th day of June 1974 personally appeared before me

A. Halsey Cook           Yoshio Nakayama

Joseph A. Doyle          Jiro Nozaki

C. Bedford Johnson       Paul E. Wallendorf

Tanehiko Kamiura

Yasuji Mori

by me known to be the persons described in and who executed the foregoing certificate and severally acknowledged that they executed the same.


                                             ___________________________________

(Attach County Clerk's ...)

                                                                       EXHIBIT 2

                                             STATE OF NEW YORK
       (SEAL)
                                             Banking Department


Know all Men by these Presents, Whereas, the orgainzation certificate of THE FUJI BANK AND TRUST COMPANY of New York, New York has heretofore been duly approved and said THE FUJI BANK AND TRUST COMPANY, has complied with the provisions of Chapter 2 of the Consolidated Laws,

     Now Therefore, I, HARRY W. ALBRIGHT, JR., as Superintendent of Banks of the State of New York, do hereby authorize the said THE FUJI BANK AND TRUST COMPANY to transact the business of a trust company at One World Trade Center, Borough of Manhattan, City of New York within this State.

                               In Witness Whereof, I have hereunto set my hand
       (SEAL) and affixed the official seal of the Banking Department at Albany, this 29th day of November in the year of our Lord one thousand nine hundred and seventy-four.

                                                                       EXHIBIT 3

                                             STATE OF NEW YORK
       (SEAL)
                                             Banking Department


Know all Men by these Presents, Whereas, the orgainzation certificate of THE FUJI BANK AND TRUST COMPANY of New York, New York has heretofore been duly approved and said THE FUJI BANK AND TRUST COMPANY, has complied with the provisions of Chapter 2 of the Consolidated Laws,

     Now Therefore, I, HARRY W. ALBRIGHT, JR., as Superintendent of Banks of the State of New York, do hereby authorize the said THE FUJI BANK AND TRUST COMPANY to transact the business of a trust company at One World Trade Center, Borough of Manhattan, City of New York within this State.

                               In Witness Whereof, I have hereunto set my hand
       (SEAL) and affixed the official seal of the Banking Department at Albany, this 29th day of November in the year of our Lord one thousand nine hundred and seventy-four.

                                                                       EXHIBIT 4







                                   BY-LAWS

                                      OF

                       THE FUJI BANK AND TRUST COMPANY

                                    (LOGO)

                         EFFECTIVE NOVEMBER 20, 1974

                           AS AMENDED MAY 17, 1988,

                        MAY 14, 1990 AND MAY 17, 1994

                                   CONTENTS


ARTICLE
- -------
 I    Meetings of Stockholders

        Section 1.01.  Annual Meetings.
        Section 1.02.  Special Meetings.
        Section 1.03.  Place of Annual Meetings.
        Section 1.04.  Place of Special Meetings.
        Section 1.05.  Notice of Meetings.
        Section 1.06.  Waiver of Notice.
        Section 1.07.  Quorum and Adjournment.
        Section 1.08.  Vote of Stockholders.
        Section 1.09.  Proxies.
        Section 1.10.  Written Consents.


 II   Determination of Voting, Dividend and Other Rights

        Section 2.01.  Record Date Fixed by Board.
        Section 2.02.  Record Date in Other Cases.


 III  Directors

        Section 3.01.  Number, Qualifications and Term of Office.
        Section 3.02.  Election.
        Section 3.03.  Annual Meetings.
        Section 3.04.  Regular Meetings.
        Section 3.05.  Special Meetings.
        Section 3.06.  Place of Meetings.
        Section 3.07.  Notice of Meetings.
        Section 3.08.  Quorum and Manner of Acting.
        Section 3.09.  Directors' Fees.
        Section 3.10.  Removal of Directors.
        Section 3.11.  Resignations.
        Section 3.12.  Vacancies.
        Section 3.13.  Participation by Directors.

ARTICLE
- -------
 IV    Committees

         Section 4.01.  Executive Committee.
         Section 4.02.  Examining Committee.
         Section 4.03.  Credit Committee.
         Section 4.04.  Trust Committee.
         Section 4.05.  Other Committees.


 V     Officers and Employees

         Section 5.01.  Officers.
         Section 5.02.  Bonds.
         Section 5.03.  The President.
         Section 5.04.  The Senior Executive Vice President
                        and the Executive Vice President.
         Section 5.05.  The Secretary.
         Section 5.06.  The Comptroller.
         Section 5.07.  The Auditor.
         Section 5.08.  Other Officers.
         Section 5.09.  Fiduciary Signatures.
         Section 5.10.  Other Signatures.


 VI    Indemnification


 VII   Seal


 VIII  Capital Stock

         Section 8.01.  Certificates.
         Section 8.02.  Transfers of Shares; Lost Certificates.
         Section 8.03.  Registered Stockholders.


 IX    Amendments

                                    BY-LAWS

                                     OF THE

                          FUJI BANK AND TRUST COMPANY
                              __________________

                                   ARTICLE I

                            MEETINGS OF STOCKHOLDERS

     SECTION 1.01. Annual Meetings. The annual meetings of stockholders shall be held on such date and at such time in March of each year as may be fixed from time to time by the Board of Directors for the election of directors and the transaction of such other business as may properly come before the meeting.

     SECTION 1.02. Special Meetings. A special meeting of the stockholders may be called at any time and for any purpose or purposes by (i) the President,
(ii) the Board of Directors, (iii) the Secretary upon written request of the holders of record of at least one-half of the outstanding shares, or (iv) the holders of record of at least one-half of the outstanding shares. Every request by stockholders to the Secretary referred to in clause (iii) above shall state the purpose or purposes of the meeting. The stockholders calling a meeting in accordance with clause (iv) above shall forward notice thereof to the Secretary.

     SECTION 1.03. Place of Annual Meetings. Annual meetings of the stockholders shall be held at such place within the Borough of Manhattan, City and State of New York, as may be fixed from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof, or, if not so fixed, at the main office of the Company within said Borough of Manhattan.

     SECTION 1.04. Place of Special Meetings. Special meetings of the stockholders shall be held at such place within or without the State of New York as may be fixed by the person or persons calling the meeting and stated in the notice of the meeting or in a duly executed waiver of notice thereof, or if not so fixed, at the main office of the Company within said Borough of Manhattan.

     SECTION 1.05. Notice of Meetings. Except when otherwise permitted by statute, a written notice of the place, date and hour of each meeting, whether annual or special, shall be given personally or by mail to each stockholder entitled to vote thereat, not less than 10 nor more than 50 days prior to the meeting. The notice of any special meeting shall also state the purpose or purposes for which the meeting is called and that it is being issued by or at the direction of the person or persons calling the meeting. If such notice is mailed, it is given when deposited in the United States mail with postage thereon prepaid, directed to the stockholder at his address as it appears on the record of stockholders, or, if he shall have filed with the Secretary a written request that notices to him be mailed to some other address, then directed to him at such other address.

     SECTION 1.06. Waiver of Notice. Notice of meeting need not be given to any stockholder who submits a waiver of notice, signed in person or by proxy, whether before or after the meeting. The attendance of any stockholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the place of notice of such meeting shall constitute a waiver of notice by him.

     SECTION 1.07. Quorum and Adjournment. At all meetings of stockholders, except as otherwise provided by statute or the Organization Certificate, the holders of a majority of the shares entitled to vote thereat, present in person or by proxy, shall be requisite for and shall constitute a quorum for the transaction of business. When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any stockholder.

In the absence of a quorum, the stockholders present may adjourn the meeting from time to time. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting originally called. No notice of any adjourned meeting need be given if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken. However, if, after the adjournment, the Board of Directors shall fix a new record date for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record on the new record date entitled to notice as specified in these By-Laws.

     SECTION 1.08. Vote of Stockholders. Each stockholder of record shall be entitled at every meeting of stockholders to one vote for every share standing in his name on the record of stockholders. Directors shall be elected as hereafter provided and whenever any other corporate action is to be taken by vote of the stockholders, it shall, except as otherwise required by statute or by the Organization Certificate, be authorized by a majority of the votes cast at a meeting of stockholders by the holders of shares entitled to vote thereon.

     SECTION 1.09. Proxies. Every stockholder entitled to vote at a meeting of stocholders or to express consent or dissent without a meeting may authorize another person or persons to act for him by proxy. Every proxy must be in writing and signed by the stockholder or his attorney-in-fact. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the stockholder executing it, except as otherwise provided by law. No director, officer, clerk, teller, or bookkeeper of the Company shall act as proxy at a meeting of stockholders.

     SECTION 1.10. Written Consents. Whenever by law stockholders are required or permitted to take any action by vote, such action may be taken on written consent without a meeting, setting forth the action so taken, signed in person or by proxy by the holders of all outstanding shares entitled to vote thereon.

                                   ARTICLE II

                     DETERMINATION OF VOTING, DIVIDEND AND
                                  OTHER RIGHTS

     SECTION 2.01. Record Date Fixed by Board. For the purpose of determining the stockholders entitled to notice or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action, the Board of Directors may fix, in advance, a date as the record date for any such determination of stockholders. Such date shall not be more than 50 nor less than 10 days before the date of any such meeting, nor more than 50 days prior to any other action. Whenever a determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders has been made, such determination shall apply to any adjournment thereof unless the Board of Directors shall fix a new record date for the adjourned meeting.

     SECTION 2.02. Record Date in Other Cases. If no record date is otherwise fixed in these By-Laws or by the Board of Directors pursuant to these By-Laws, the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day the meeting is held, and the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the resolution of the Board of Directors relating thereto is adopted.

                                  ARTICLE III

                                   DIRECTORS

     SECTION 3.01. Number, Qualification and Term of Office. The number of directors, each of whom shall be qualified as required by law or by the Organization Certificate, constituting the entire Board shall not be less than the minimum number and not more than the maximum number prescribed in the Organization Certificate. The number of directors shall be determined and the number so determined may be changed within such minimum and maximum limitations from time to time by the holders of record of a majority of the outstanding shares. At each annual meeting of stocholders, each of the directors shall be elected by the stockholders to hold office, unless sooner removed or disqualified, until the next annual meeting of stockholders and until his successor has been elected and qualifed.

     SECTION 3.02. Election. At each meeting of the stockholders for the election of directors, at which a quorum is present, the persons receiving a plurality of the votes cast by the holders of shares entitled to vote in the elections shall be elected as directors.

     SECTION 3.03. Annual Meetings. Upon due qualification a newly elected board of Directors shall meet once each year to organize, to designate one of its members as chairman of the Board of Directors to preside at all meetings thereof and of the stockholders and to elect officers. Unless such annual meeting shall be held on the day fixed for the annual meeting of stockholders and as soon as practicable after the time and at the place fixed for such stockholder meeting, it may be held at such place, within or without the State of New York, and at such time, which shall be within 15 days after the annual meeting of stockholders, as shall be determined by the Board of Directors, the President, or the stockholders. Any business may be transacted at such meeting which could have been transacted at a regular meeting of the Board of Directors. The annual meeting of the Board of Directors shall constitute the regular meeting of the Board of Directors for the month in which it is held unless a regular meeting of the Board of Directors has already been held in that month.

     SECTION 3.04. Regular Meetings. Regular meetings of the Board of Directors shall be held at least once in each month at such time as shall from time to time be determined by the Board of Directors. In case the day so determined shall be a legal holiday, such meeting shall be held on the next succeeding day, not a legal holiday, at the same hour.

     SECTION 3.05. Special Meetings. Speical meetings of the Board of Directors shall be held whenever called by the Board of Directors or the President. Unless limited by statute, the Organization Certificate, these By-Laws, or the terms of the notice thereof, any and all business may be transacted at any special meeting.

     SECTION 3.06. Place of Meetings. Meetings of the Board of Directors, regular or special, shall be held at any place within or without the State of New York, as may from time to time be determined by the Board of Directors unless, if a special meeting, the person or persons by whom the meeting has been called have designated another place in the notice of the meeting, in which case such meeting shall be held at the place so designated. Annual meetings of the Board of Directors shall be held at the place specified in
Section 3.03 of these By-Laws.

     SECTION 3.07. Notice of Meetings. Notice of any special meeting and of any annual meeting which does not take place on the day fixed for the annual meeting of stockholders and as soon as practicable after the time and at the place fixed for such stockholder meeting shall be mailed to each director, addressed to him at his residence or usual place of business, not later than the third day before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph, or be delivered personally or by telephone, not later than the day before the day on which such meeting is to be held. Such notice shall state the place, date and hour of the meeting. No notice need be given of regular meetings and of annual meetings held on the day fixed for the annual meeting of stockholders and as soon as practicable after the time and at the place fixed for such stockholder meeting.

     Notice of any meeting of the Board of Directors need not be given to any director who submits a signed waiver of notice before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to him.

     SECTION 3.08. Quorum and Manner of Acting. A majority of the directors in office at the time of any regular, annual or special meeting of the Board of Directors, but not less than five nor less than one-third of the entire Board, must be present in person to constitute a quorum for the transaction of all business. Except as otherwise provided by statute or the the time of the vote, if a quorum is present at such time, shall be the act of the Board of Directors. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. Notice of the adjourned meeting shall be given in accordance with Section 3.07 of these By-Laws.

     SECTION 3.09. Directors' Fees. In consideration of his serving in such capacity, each director of the Company, other than directors who are officers of the Company or of any company affiliated withit, shall be entitled to receive an annual fee in such amount and payable in such installments as the Board of Directors may from time to time determine. The Board of Directors shall also have authority to determine, from time to time, the amount of compensation which shall be paid to its members, other than those who are officers of the Company or of any company affiliated with it, for attendance at meetings of the Board of Directors or of any committee of the Board of Directors, as well as to any directors rendering special services to the Company.

     SECTION 3.10. Removal of Directors. Any director may be removed with or without cause by the stockholders.

     SECTION 3.11. Resignations. Any director may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the Company. Such resignation shall take effect at the time specified therein or, if not so specified, upon receipt by the Board of Directors, the President or the Secretary of the Company. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 3.12. Vacancies. All vacancies occurring in the Board of Directors, including those occurring by reason of newly created directorships resulting from an increase in the number of directors, shall be filled by election by the stockholders. Any director elected to fill a vacancy shall hold office for the unexpired term of his predecessor.

     SECTION 3.13. Participation by Directors. Any one or more members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such meeting.

                                  ARTICLE IV

                                  COMMITTEES

     SECTION 4.01. Executive Committee. The Board of Directors may, by resolution adopted by a majority of the entire Board, designate from among its members an Executive Committee consisting of at least five directors, one of whom shall be designated by the Board of Directors as chairman of the Executive Committee, and may designate one or more additional directors as alternate members of the Executive Committee, who may replace any absent member or members at any meeting thereof, all of such members to serve at the pleasure of the Board of Directors. The Executive Committee may adopt its own rules of procedure and shall hold special meetings upon the request of any member thereof. No notice of any meetings of the Executive Committee shall be required, and three members thereof shall constitute a quorum. All acts done and powers conferred by the Executive Committee from time to time shall be deemed to be, and may be certified as being, done or conferred under authority of the Board of Directors, and shall be reported at the next regular meeting of the Board of Directors. The Executive Committee shall have and may exercise all powers of the Board of Directors that may be lawfully delegated, but shall not have authority as to the following matters:

     (1) the submission to stockholders of any action that needs stockholders' authorization by law;

     (2) the filling of vacancies in the Board of Directors or in any committee of the Board of Directors;

     (3) the fixing of compensation of the directors for serving on the Board of Directors or on any committee of the Board of Directors;

     (4) the amendment or repeal of the By-Laws of the Company, or the adoption of new By-Laws for the Company;

     (5) the amendment or repeal of any resolution of the Board of Directors which by its terms shall not be so amendable or repealable; and

     (6) the taking of action is expressly required by any provision of law to be taken at a meeting of the Board of Directors or by a specified proportion of the directors.

     SECTION 4.02. Examining Committee. The Board of Directors shall, at its first meeting after these By-Laws are adopted and at each of its annual meetings, by resolution adopted by a majority of the entire Board, designate from among its members an Examining Committee consisting of at least three directors who are not also officers of the Company, one of whom shall be designated by the Board of Directors as the chairman of the Examining Committee. The Examining Committee shall conduct the annual directors' examination of the Company as required by the New York State Banking Law shall review the reports of all examinations made of the Company by public authorities and report thereon to the Board of Directors, and shall report to the Board of Directors such other matters as it deems advisable with respect to the Company and the conduct of its operations. In the performance of its duties, the Examining Committee may employ or retain, from time to time, expert assistance independent of the officers or personnel of the Company, to make such studies of the Company's assets, liabilities and accounting and auditing methods, systems and controls as the Examining Committee may request in order to determine that the operations of the Company are being audited in such a manner as to provide prudent and adequate protection. The Examining Committee may direct the Auditor of the Company to make such investigations as it deems necessary or advisable with respect to the Company and the conduct of its operations. The Examining Committee shall adopt its own rules of procedure and shall hold regular quarterly meetings, and at all other times shall meet on call of the chairman of the Examining Committee.

     SECTION 4.03. Credit Committee. The Board of Directors may, by resolution adopted by a majority of the entire Board, designate from among its members a Credit Committee consisting of at least three directors, one of whom shall be designated by the Board of Directors as chairman of the Credit Committee, and may designate one or more additional directors as alternate members of the Credit Committee, who may replace any absent member or members at any meeting thereof, all of such members to serve at the pleasure of the Board of Directors. The Credit Committee may adopt its own rules of procedure and shall hold special meetings upon the request of any member thereof. No notice of any meetings of the Credit Committee shall be required, and two members thereof shall constitute a quorum. All acts done and powers conferred by the Credit Committee from time to time shall be deemed to be and may be certified as being, done or conferred under authority of the Board of Direcotrs, and shall be reported at the next regular meeting of the Board of Directors. The Credit Committee shall have the authority to:

     (1) Review credit applications, credit proposals, credit summaries, and any related loan documents and determine, in accordance with the Company's Credit Policy, whether the Company should make or commit to make, an extension of credit or modify an extension of credit, when the approval of the Board of Directors, Executive Committee, or Credit Committee is required by the Company's Credit Policy.

     (2) take any or all actions and authorize any officer of the Company to take any or all actions which may be necessary or advisable regarding any extension of credit; and

     (3) exercise all other powers and functions in the management of the Company as may be provided by the Board of Directors and as may be permitted by law.

     SECTION 4.04. Trust Committee. The Board of Directors may, by resolution adopted by a majority of the entire Board, designate from among its members a Trust Committee consisting of at least three directors, one of whom shall be designated by the Board of Directors as chairman of the Trust Committee, and may designate one or more additional directors as alternate members of the Trust
Committee, who may replace
any absent member or members at any meeting thereof, all of such members to serve at the pleasure of the Board of Directors. The Trust Committee may adopt its own rules of procedure and shall hold special meetings upon the request of any member thereof. No notice of any meetings of the Trust Committee shall be required, and two members thereof shall constitute a quorum. All acts done and powers conferred by the Trust Committee from time to time shall be deemed to be, and may be certified as being, done or conferred under authority of the Board of Directors, and shall be reported at the next regular meeting of the Board of Directors. The Trust Committee shall have the authority to:

     (1) determine, in accordance with the Company's Trust Principles, whether the Company should accept or terminate a position as trustee, executor, administrator, registrar, fiscal or transfer agent, depository, guardian, receiver, committee, conservator, or any other fiduciary capacity, which the Company is permitted to accept by law;

     (2) take any or all actions and authorize any officer of the Company to take any or all actions which may be necessary or advisable regarding any fiduciary capacity; and

     (3) exercise all other powers and functions in the management of the Company as may be provided by the Board of Directors and as may be permitted by law.

     SECTION 4.05. Other Committees. The Board of Directors shall have the power to appoint or provide for from time to time any such other committees consisting of such directors, officers or other persons and having such powers and functions in the management of the Company as may be provided by the Board of Directors and as may be permitted by the law, and from time to time to suspend or discontinue the powers and duties of such committees. If the members of any such committee consist of directors, the resolution of the Board of Directors designating such members shall be adopted by a majority of the entire Board and such committee shall consist of three or more directors.

                                  ARTICLE V

                            OFFICERS AND EMPLOYEES

     SECTION 5.01. Officers. The Board of Directors shall, at its first meeting after these By-Laws are adopted and at each of its annual meetings, elect from their number a President and shall elect a Senior Executive Vice President and one or more Executive Vice Presidents, a Secretary and a Conptroller, and may elect an Auditor, each of whom shall hold office until his successor is elected and shall have qualified. Any officer elected by the Board of Directors may be removed by the Board of Directors, or his authority suspended by it, with or without cause. Any vacancy occurring in any office of any officer referred to in this paragraph may be filled by the Board of Directors from time to time.

     The President may appoint one or more Senior Vice Presidents, one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Treasurers, one or more Assistant Secretaries and such other officers (other than officers referred to in the first paragraph of this Section) as he may deem fit.

     The compensation of officers elected by the Board of Directors pursuant to these By-Laws shall be fixed by the Board of Directors. The compensation of officers appointed by the President pursuant to these By-Laws shall be fixed by the President.

     All other agents and employees of the Company shall be appointed, their duties prescribed and their compensation fixed by the President, or any officer authorized to do so by him.

     SECTION 5.02. Bonds. Any of the officers or employees of the Company may be required to give such bond for the faithful performance of his duties as the Board of Directors may determine.

     SECTION 5.03. The President. The President shall have general supervision of the policies and operations of the Company on behalf of the Board of Directors and shall be the Chief Executive Officer of the Company. He shall manage and administer the Company's operations and perform all duties and exercise all powers incident to the office of the President and shall perform such further duties and exercise such further powers as may be assigned to him from time to time by the Board of Directors. In the absence of the director designated as chairman of the Board of Directors, the President shall preside at meetings of the stockholders and at meetings of the Board of Directors. He shall have the power to sign checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Company, and together with the Secretary or an Assistant Secretary conveyances of real estate and other documents and instruments to which the seal of the Company is affixed. No person shall hold the offices of both President and Secretary.

     SECTION 5.04. The Senior Executive Vice President and the Executive Vice President. The Senior Executive Vice President shall perform such duties and exercise such powers as may be assigned to him from time to time by the Board of Directors or the President. The Executive Vice President, or each of them, shall participate in the supervision of the policies and operations of the Company, and shall perform such further duties and exercise such further powers as may be assigned to him from time to time by the Board of Directors or the President. In the absence of the President, his duties shall be performed and his powers shall be exercised by the Senior Executive Vice President or the Executive Vice President or, if there be more than one Executive Vice President, then by one of the Executive Vice Presidents as shall be designated by the President or, failing such designation, by the Senior Executive Vice President and the Executive Vice Presidents in the order in which the Senior Executive Vice President and the Executive Vice Presidents were elected at the most recent election of officers. The Senior Executive Vice President and each Executive Vice President shall have the power to sign for the Company to the extent authorized by the Board of Directors.

     SECTION 5.05. The Secretary. The Secretary shall attend all meetings of the Board of Directors and the stockholders and shall record the minutes of all proceedings in a book to be kept for that purpose and shall, when requested, perform like duties for all committees of the Board of Directors. He shall attend to the giving of notice of meetings of stockholders and meetings of the Board of Directors and committees thereof if such notice is required pursuant to these By-Laws or the rules of procedure of any such committee, he shall have custody of the corporate seal and shall have authority to affix the same to any instrument and to attest the same. He shall keep and account for all books, documents, papers and records of the Company, except those for which some other officer or agent improperly accountable. He shall have authority to sign stock certificates, and shall generally perform such duties and exercise such powers usually pertaining to the office of secretary of a corporation. He shall perform such further duties and exercise such further powers as may be assigned to him from time to time by the Board of Directors or the President. In the absence of the Secretary, such person as shall be designated by the President shall perform his duties and exercise his powers. No person may hold the offices of both Secretary and President.

     SECTION 5.06. The Comptroller. The Comptroller shall be the chief accounting officer of the Company. He shall exercise general supervision over, and be responsible for, the operation of all matters pertaining to the accounting and bookkeeping of the Company. He shall render reports from time to time relating to the general financial condition and internal operation of the Company. He shall render such other reports as may be required and perform such further duties and exercise such further powers as may be assigned to him from time to time by the Board of Directors or the President. In the absence of the Comptroller, such person as shall be designated by the President shall perform his duties and exercise his powers.

     SECTION 5.07. The Auditor. The Auditor shall be the chief auditing officer of the Company. He shall exercise general supervision over, and be responsible for, the operation of all matters pertaining to the auditing of the Company. He shall continuously examine the affairs of the Company and shall report to the Board of Directors and the Examining Committee, and shall render from time to time to the Board of Directors and the Examining Committee audit statements and reports relating to the general financial condition and internal operation of the Company as may be requested of him and such other statements and reports as in his judgment are necessary in the performance of the duties incident to the office of Auditor. He shall render such other reports as may be required and perform such further duties and exercise such further powers as may be assigned to him from time to by the Board of Directors or the President. If the Board of Directors shall not have elected an Auditor, the Comptroller shall perform his duties and exercise his powers. If an Auditor shall have been elected, in his absence such person as shall be designated by the President shall perform his duties and exercise his powers.

     SECTION 5.08. Other Officers. The Senior Vice Presidents, Vice Presidents, Assistant Vice Presidents, Assistant Treasurers, Assistant Secretaries and all other officers appointed by the President pursuant to these By-Laws shall perform such duties and exercise such powers as pertain to their respective offices or as may be assigned to them from time to time by the President, except that said officers shall have signing powers only as set forth in
Section 5.09 and 5.10 of these By-Laws.

     SECTION 5.09. Fiduciary Signatures. All instruments executed by the Company as trustee, executor, administrator, registrar, transfer agent, depositary, agent or in any other fiduciary capacity, including agreements, indentures, mortgages, deeds, conveyances, satisfactions, releases, assignments, transfers, participation certificates, powers of attorney, proxies, petitions, proofs of claim and all other documents and writings in connection with any fiduciary capacity, may be executed by the President or any other person there unto authorized by the Board of Directors. Any officer or person authorized to execute any such instrument is also authorized to affix the seal of the Company thereto and to cause the same to be attested by the Secretary or an Assistant Secretary.

     All authentications or certifications of the Company as trustee under any mortgage, deed of trust, indenture or agreement securing or providing for bonds, debentures or notes, and all certificates as registrar or transfer agent, and all checks as disburing agent, and all certificates of deposit, interim certificates and trust receipts or certificates, may be executed by an officer or person referred to in the first paragraph of this Section.

     The provisions of this Section are in addition to and not in subsitution for the manner of execution of any instrument elsewhere provided in these By-Laws.

     SECTION 5.10. Other Signatures. All checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Company shall be signed by the officers authorized in these By-Laws to do so or by such other officers or by such employees and agents other than officers as the Board of Directors shall authorize, and subject to such restrictions as the Board of Directors shall prescribe. The Board of Directors may delegate to one or more officers of the Company all or in part of the authority to grant signing powers contained on this Section.


                                  ARTICLE VI

                                INDEMNIFICATION

     The Company shall, to the extent specified herein, indemnify each person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that he, or his testator or intestate, is or was a director, officer or employee of the Company or served any other corporation of any kind, domestic or foreign, in any capacity at the request of the Company. Officers and directors of the Company shall be so indemnified to the full extent permitted by law and persons other than officers and directors of the Company shall be so indemnified to the same extent as officers and directors of the Company.

                                 ARTICLE VII

                                     SEAL


     The Company shall have a seal which shall be in such form as the Board of Directors shall approve.

                                 ARTICLE VIII

                                CAPITAL STOCK

     SECTION 8.01. Certificates. All certificates of stock shall be signed by the President and the Secretary, and shall bear the corporate seal. The signatures and the seal may be facsimile, engraved or printed, to the extent permitted by law.

     SECTION 8.02. Transfer of Shares; Lost Certificates. Transfers of shares shall be made on the books of the Company only by the person named in the certificate, or by attorney lawfully constituted in writing, and upon surrender and cancellation of a certificate or certificates for a like number of shares, with duly executed assignment and power of transfer endorsed thereon or attached thereto, and with such proof of the authenticity of the signatures as the Company or its agents may reasonably require. In the case of loss or destruction of a certificate, a new certificate may be issued on such terms as the Board of Directors may prescribe.

     SECTION 8.03. Registered Stockholders. The Company shall be protected in treating the persons in whose names shares stand on the record of stockholders as the owners thereof for all purposes; and the Company shall not be bound to recognize any claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                  ARTICLE IX

                                  AMENDMENTS


     These By-Laws may be amended, repealed or adopted by vote of the holders of the shares at the time entitled to vote in the election of any directors.

I, ________________________________, CERTIFY that: (1) I am the duly constituted Secretary of The Fuji Bank and Trust Company, and as such officer am the custodian of its records; (2) the foregoing By-Laws are the By-Laws of said Bank, as now in full force and effect.

     IN TESTIMONY WHEREOF, I have hereunto affixed my signature and the seal of
the said Bank, in the city of New York, on this day of          , 19

                                          _____________________________________
                                                         Secretary

(SEAL)

UNITED STATES OF AMERICA, )
STATE OF NEW YORK,        )     ss.:
COUNTY OF NEW YORK.       )

     On this         day of             , 19   , before me personally appeared
__________________________________, to me known, who signed in my presence the foregoing certificate with respect to a copy of the By-Laws and who, being by
me duly sworn, did depose and say that he resides at                  , that he
is the Secretary of The Fuji Bank and Trust Company, that he knows the corporate seal of said Bank, that the seal affixed to said certificate is said seal, and that he is duly authorized to sign said certificate and to affix said seal to said certificate of said Bank.

                                          _____________________________________

                                                                      EXHIBIT 6


            THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321(b)
                      OF THE TRUST INDENTURE ACT OF 1939

     Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, The Fuji Bank and Trust Company hereby consents that reports of examinations of the Trustee by the Banking Department of the State of New York or by any Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission, upon request thereof.

September 1, 1994
                                       Very truly yours,

                                       THE FUJI BANK AND TRUST COMPANY




                                       By: /s/ SHARON CHASE MOORE
                                           Sharon Chase Moore
                                           Vice President




Attest:  /s/ JOHN P. MCGURN
         John P. McGurn
         Assistant Treasurer

                                                             EXHIBIT 7

                                                                    Board of Governors of the Federal Reserve System
                                                                    OMB Number: 7100-0036

                                                                    Federal Deposit Insurance Corporation
                                                                    OMB Number: 3064-0052

                                                                    Office of the Comptroller of the Currency
                                                                    OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                  Expires July 31, 1994
- ------------------------------------------------------------------------------------------------------------------------------------
(LOGO)                                                              Please refer to page 1,              / 1 /
                                                                    Table of Contents, for
                                                                    the required disclosure
                                                                    of estimated burden.
- ------------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC 031

                                                 (940630)
REPORT AT THE CLOSE OF BUSINESS JUNE 30, 1994   -----------
                                                (RCRI 0000)


This report is required by law: 12 U.S.C. Section 324 (State        This report form is to be filed by banks with branches and
member banks); 12 U.S.C. Section 1817 (State nonmember banks);      consolidated subsidiaries in U.S. territories and possessions,
and 12 U.S.C. Section 161 (National banks).                         Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.
- ------------------------------------------------------------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by an      The Reports of Condition and Income are to be prepared in
authorized officer and the Report of Condition must be attested     accordance with Federal regulatory authority instructions.
to by not less than two directors (trustees) for State nonmember    NOTE:  These instructions may in some cases differ from
banks and three directors for State member and National banks.      generally accepted accounting principles.

I, WILLIAM C. MERNE, VICE PRESIDENT                                 We, the undersigned directors (trustees), attest to the
   -------------------------------------------------------------    correctness of this Report of Condition (including the
   Name and Title of Officer Authorized to Sign Report              supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared
of the named bank do hereby declare that these Reports of           in conformance with the instructions issued by the appropriate
Condition and Income (including the supporting schedules) have      Federal regulatory authority and is true and correct.
been prepared in conformance with the instrucitons issued by
the appropriate Federal regulatory authority and are true to        /s/
the best of my knowledge and belief.                                ----------------------------------------------------------------
                                                                    Director (Trustee)
/s/ WILLIAM C. MERNE
- ----------------------------------------------------------------    /s/
Signature of Officer Authorized to Sign Report                      ----------------------------------------------------------------
                                                                    Director (Trustee)
July 29, 1994
- ----------------------------------------------------------------    ----------------------------------------------------------------
Date of Signature                                                   Director (Trustee)
- ------------------------------------------------------------------------------------------------------------------------------------
FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the         NATIONAL BANKS: Return the original only in the special return
appropriate Federal Reserve District Bank.                          address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to
STATE NONMEMBER BANKS: Return the original only in the special      the FDIC, c/o Quality Data Systems, 2139 Espey Court, Crofton,
return address envelope provided. If express mail is used in        MD 21114.
lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2139 Espey Court,
Crofton, MD 21114.
- ------------------------------------------------------------------------------------------------------------------------------------

FDIC Certificate Number    21843
                        -----------
                        (RCRI B050)

Legal Title of Bank:      THE FUJI BANK AND TRUST COMPANY           Call Date: 6/30/94  ST-BK:  36-5168 FFIEC 031
Address:                  TWO WORLD TRADE CENTER, 79TH-82ND FL                                          Page RI-1
City, State  Zip:         NEW YORK, NY  10048
FDIC Certificate No.:     /2/1/8/4/3/
                          -----------

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1994 - JUNE 30, 1994

All Report of Income Schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

SCHEDULE RI--INCOME STATEMENT

                                                                                                          I480        (-
                                                                                                       --------      ----
                                                      DOLLAR AMOUNTS IN THOUSANDS       RIAD       BIL MIL THOU
- ---------------------------------------------------------------------------------       ----       ------------
 1. Interest income:
    a.  Interest and fee income on loans:
        (1) In domestic offices:
            (a) Loans secured by real estate. . . . . . . . . . . . . . . . . . .       4011              4,818     1.a.(1)(a)
            (b) Loans to depository institutions. . . . . . . . . . . . . . . . .       4019                251     1.a.(1)(b)
            (c) Loans to finance agricultural production
                and other loans to farmers  . . . . . . . . . . . . . . . . . . .       4024                  0     1.a.(1)(c)
            (d) Commercial and industrial loans . . . . . . . . . . . . . . . . .       4012             34,636     1.a.(1)(d)
            (e) Acceptances of other banks. . . . . . . . . . . . . . . . . . . .       4026                  0     1.a.(1)(e)
            (f) Loans to individuals for household,
                family, and other personal
                expenditures:
                (1) Credit cards and related plans. . . . . . . . . . . . . . . .       4054                  0     1.a.(1)(f)(1)
                (2) Other . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4055                106     1.a.(1)(f)(2)
            (g) Loans to foreign governments and official
                institutions. . . . . . . . . . . . . . . . . . . . . . . . . . .       4056                  0     1.a.(1)(g)
            (h) Obligations (other than securities and
                leases) of states and political sub-
                divisions in the U.S.:
                (1) Taxable obligations . . . . . . . . . . . . . . . . . . . . .       4503                  0     1.a.(1)(h)(1)
                (2) Tax-exempt obligations. . . . . . . . . . . . . . . . . . . .       4504                376     1.a.(1)(h)(2)
            (i) All other loans in domestic offices . . . . . . . . . . . . . . .       4058              1,266     1.a.(1)(i)
        (2) In foreign offices, Edge and Agreement
            subsidiaries, and IBFs. . . . . . . . . . . . . . . . . . . . . . . .       4059              3,262     1.a.(2)
    b.  Income from lease financing receivables:
        (1) Taxable leases. . . . . . . . . . . . . . . . . . . . . . . . . . . .       4505              4,924     1.b.(1)
        (2) Tax-exempt leases . . . . . . . . . . . . . . . . . . . . . . . . . .       4307                  0     1.b.(2)
    c.  Interest income on balances due from depository
        institutions:(1)
        (1) In domestic offices . . . . . . . . . . . . . . . . . . . . . . . . .       4105                  2     1.c.(1)
        (2) In foreign offices, Edge and Agreement
            subsidiaries, and IBFs. . . . . . . . . . . . . . . . . . . . . . . .       4106              3,622     1.c.(2)
    d.  Interest and dividend income on securities:
        (1) U.S. Treasury securities and U.S. Government
            agency and corporation obligations. . . . . . . . . . . . . . . . . .       4027                642     1.d.(1)
        (2) Securities issued by states and political
            subdivisions in the U.S.:
            (a) Taxable securities. . . . . . . . . . . . . . . . . . . . . . . .       4506                  0     1.d.(2)(a)
            (b) Tax-exempt securities . . . . . . . . . . . . . . . . . . . . . .       4507                  0     1.d.(2)(b)
        (3) Other domestic debt securities. . . . . . . . . . . . . . . . . . . .       3657              1,630     1.d.(3)
        (4) Foreign debt securities . . . . . . . . . . . . . . . . . . . . . . .       3658              1,289     1.d.(4)
        (5) Equity securities (including investments
            in mutual funds). . . . . . . . . . . . . . . . . . . . . . . . . . .       3659                  0     1.d.(5)
    e.  Interest income from assets held in trading accounts  . . . . . . . . . .       4069                  0     1.e.

___________________

(1) Includes interest income on time certificates of deposit not held in trading accounts.

Legal Title of Bank:      THE FUJI BANK AND TRUST COMPANY           Call Date: 6/30/94  ST-BK:  36-5168 FFIEC 031
Address:                  TWO WORLD TRADE CENTER, 79TH-82ND FL                                          Page RI-2
City, State  Zip:         NEW YORK, NY  10048
FDIC Certificate No.:     /2/1/8/4/3/
                          -----------

SCHEDULE RI--CONTINUED

                                                      DOLLAR AMOUNTS IN THOUSANDS          YEAR-TO-DATE
- ---------------------------------------------------------------------------------          ------------
                                                                                     RIAD  BIL MIL THOU
                                                                                     ----  ------------
 1.  Interest income (continued)
     f.  Interest income on federal funds sold and securities purchase under agreements to resell in domestic offices of the bank and of its
         Edge and Agreement subsidiaries, and in IBFs. . . . . . . . . . . . . .     4020         1,922    1.f.
     g.  Total interest income (sum of items 1.a through 1.f). . . . . . . . . .     4107        58,746    1.g.
 2.  Interest expense:
     a.  Interest on deposits:
         (1)  Interest on deposits in domestic offices:
              (a) Transaction accounts (NOW accounts, ATS accounts and
                  telephone and preauthorized transfer accounts) . . . . . . . .     4508            79    2.a.(1)(a)
              (b) Nontransaction accounts:
                  (1) Money market deposit accounts (MMDAs)  . . . . . . . . . .     4509            23    2.a.(1)(b)(1)
                  (2) Other savings deposits . . . . . . . . . . . . . . . . . .     4511           184    2.a.(1)(b)(2)
                  (3) Time certificates of deposit of $100,000 or more . . . . .     4174           278    2.a.(1)(b)(3)
                  (4) All other time deposits. . . . . . . . . . . . . . . . . .     4512            98    2.a.(1)(b)(4)
         (2)  Interest on deposits in foreign offices, Edge and Agreement
              subsidiaries, and IBFs . . . . . . . . . . . . . . . . . . . . . .     4172        16,811    2.a.(2)
     b.  Expense of federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and
         of its Edge and Agreement subsidiaries, and in IBFs . . . . . . . . . .     4180           129    2.b.
     c.  Interest on demand notes issued to the U.S. Treasury and on
         other borrowed money  . . . . . . . . . . . . . . . . . . . . . . . . .     4185        19,641    2.c.
     d.  Interest on mortgage indebtedness and obligations under
         capitalized leases  . . . . . . . . . . . . . . . . . . . . . . . . . .     4072             0    2.d.
     e.  Interest on subordinated notes and debentures . . . . . . . . . . . . .     4200         2,030    2.e.
     f.  Total interest expense (sum of items 2.a through 2.e) . . . . . . . . .     4073        39,273    2.f
 3.  Net interest income (item 1.g minus 2.f). . . . . . . . . . . . . . . . . .                           RIAD 4074  19,473   3.
 4.  Provisions:
     a.  Provision for loan and lease losses . . . . . . . . . . . . . . . . . .                           RIAD 4230   1,500   4.a.
     b.  Provision for allocated transfer risk . . . . . . . . . . . . . . . . .                           RIAD 4243       0   4.b.
 5.  Noninterest income:
     a.  Income from fiduciary activities  . . . . . . . . . . . . . . . . . . .     4070         3,607    5.a.
     b.  Service charges on deposit accounts in domestic offices . . . . . . . .     4080           137    5.b.
     c.  Trading gains (losses) and fees from foreign exchange transactions. . .     4075             0    5.c.
     d.  Other foreign transaction gains (losses)  . . . . . . . . . . . . . . .     4076           151    5.d.
     e.  Gains (losses) and fees from assets held in trading accounts. . . . . .     4077             0    5.e.
     f.  Other noninterest income:
         (1)  Other fee income . . . . . . . . . . . . . . . . . . . . . . . . .     5407         2,716    5.f.(1)
         (2)  All other noninterest income*  . . . . . . . . . . . . . . . . . .     5408           330    5.f.(2)
     g.  Total noninterest income (sum of items 5.a through 5.f) . . . . . . . .                           RIAD 4079   6,941   5.g.
 6.  a.  Realized gains (losses) on held-to-maturity securities  . . . . . . . .                           RIAD 3521       0   6.a.
     b.  Realized gains (losses) on available-for-sale securities  . . . . . . .                           RIAD 3196   5,390   6.b.
 7.  Noninterest expense:
     a.  Salaries and employee benefits. . . . . . . . . . . . . . . . . . . . .     4135         7,835    7.a.
     b.  Expenses of premises and fixed assets (net of rental income)
         (excluding salaries and employee benefits and mortgage interest). . . .     4217         1,633    7.b.
     c.  Other noninterest expense*  . . . . . . . . . . . . . . . . . . . . . .     4092         8,240    7.c
     d.  Total noninterest expense (sum of items 7.a through 7.c). . . . . . . .                           RIAD 4093  17,708   7.d.
 8.  Income (loss) before income taxes and extraordinary items and other
     adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d) .                           RIAD 4301  12,596   8.
 9.  Applicable income taxes (on item 8) . . . . . . . . . . . . . . . . . . . .                           RIAD 4302   4,926   9.
10.  Income (loss) before extraordinary items and other adjustments
     (item 8 minus 9). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           RIAD 4300   7,670  10.

___________________

* Describe on Schedule RI-E--Explanations.

Legal Title of Bank:      THE FUJI BANK AND TRUST COMPANY           Call Date: 6/30/94  ST-BK:  36-5168 FFIEC 031
Address:                  TWO WORLD TRADE CENTER, 79TH-82ND FL                                          Page RI-3
City, State  Zip:         NEW YORK, NY  10048
FDIC Certificate No.:     /2/1/8/4/3/
                          -----------

SCHEDULE RI--CONTINUED

                                                                                    YEAR-TO-DATE
                                                                                    ------------
                                               DOLLAR AMOUNTS IN THOUSANDS  RIAD    BIL MIL THOU
- --------------------------------------------------------------------------  ----    ------------
11. Extraordinary items and other adjustments:
    a. Extraordinary items and other adjustments, gross of
       income taxes* . . . . . . . . . . . . . . . . . . . . . . . . . . .  4310               0    11. a.
    b. Applicable income taxes (on item 11.a)* . . . . . . . . . . . . . .  4315               0    11. b.
    c. Extraordinary items and other adjustments, net of income taxes
       (item 11.a minus 11.b). . . . . . . . . . . . . . . . . . . . . . .                          RIAD  4320        0   11.c.
12. Net income (loss) (sum of items 10 and 11.c) . . . . . . . . . . . . .                          RIAD  4320    7,670   12.

MEMORANDA                                                                                             YEAR-TO-DATE
                                                                                                      ------------
                                                                 DOLLAR AMOUNTS IN THOUSANDS  RIAD    BIL MIL THOU
- --------------------------------------------------------------------------------------------  ----    ------------
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income
    tax purposes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4513               0    M.1.
 2. Fee income from the sale and servicing of mutual funds and annuities in
    domestic offices (included in Schedule RI, item 5.g) . . . . . . . . . . . . . . . . . .  8431               0    M.2.
 3. Estimated foreign tax credit included in applicable income taxes, items 9
    and 11.b above . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4309               0    M.3.
 4. To be completed only by banks with $1 billion or more in total assets:
    Taxable equivalent adjustment to "Income (loss) before income taxes and
    extraordinary items and other adjustments" (item 8 above)  . . . . . . . . . . . . . . .  1244             479    M.4.
 5. Number of full-time equivalent employees on payroll at end of current                                   Number
    period (round to nearest whole number) . . . . . . . . . . . . . . . . . . . . . . . . .  4150             115    M.5.

SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.

                                                                                                             I483       (-
                                                                                                          --------    ------
                                                                 DOLLAR AMOUNTS IN THOUSANDS  RIAD    BIL MIL THOU
- --------------------------------------------------------------------------------------------  ----    ------------
 1. Total equity capital originally reported in the December 31, 1993, Reports of
    Condition and Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3215         257,616    1.
 2. Equity capital adjustments from amended Reports of Income, net*  . . . . . . . . . . . .  3216               0    2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) . . . . . . . . . .  3217         257,616    3.
 4. Net income (loss) (must equal Schedule RI, item 12)  . . . . . . . . . . . . . . . . . .  4340           7,670    4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net . . . . . . . . . . .  4346               0    5.
 6. Changes incident to business combinations, net . . . . . . . . . . . . . . . . . . . . .  4356               0    6.
 7. LESS: Cash dividends declared on preferred stock . . . . . . . . . . . . . . . . . . . .  4470               0    7.
 8. LESS: Cash dividends declared on common stock. . . . . . . . . . . . . . . . . . . . . .  4460               0    8.
 9. Cumulative effect of changes in accounting principles from prior years* (see
    instructions for this schedule). . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4411               0    9.
10. Correction of material accounting errors from prior years* (see instructions for
    this schedule) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4412               0    10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities . . . .  8433             158    11.
12. Foreign currency translation adjustments . . . . . . . . . . . . . . . . . . . . . . . .  4414               0    12.
13. Other transactions with parent holding company* (not included in items 5, 7,
    or 8 above). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4415               0    13.
14. Total equity capital end of current period (sum of items 3 through 13)
    (must equal Schedule RC, item 28). . . . . . . . . . . . . . . . . . . . . . . . . . . .  3210         265,444    14.

____________________

* Describe on Schedule RI-E--Explanations.

Legal Title of Bank:      THE FUJI BANK AND TRUST COMPANY           Call Date: 6/30/94  ST-BK:  36-5168 FFIEC 031
Address:                  TWO WORLD TRADE CENTER, 79TH-82ND FL                                          Page RI-4
City, State  Zip:         NEW YORK, NY  10048
FDIC Certificate No.:     /2/1/8/4/3/
                          -----------

SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES AND CHANGES IN ALLOWANCE
               FOR LOAN AND LEASE LOSSES

Part I.  Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.


                                                                                                                     I486      (-
                                                                                                                  --------   ------
                                                                               (COLUMN A)                 (COLUMN B)
                                                                               CHARGE-OFFS                RECOVERIES
                                                                           --------------------      ---------------------
                                                                                      CALENDAR YEAR-TO-DATE
                                                                           -----------------------------------------------
                                           DOLLAR AMOUNTS IN THOUSANDS     RIAD    BIL MIL THOU       RIAD    BIL MIL THOU
- ----------------------------------------------------------------------     ----    ------------       ----    ------------
1.  Loans secured by real estate:
    a. To U.S. addressees (domicile) . . . . . . . . . . . . . . . . .     4651               0       4661               0   1.a.
    b. To non-U.S. addressees (domicile) . . . . . . . . . . . . . . .     4652               0       4662               0   1.b.
2.  Loans to depository institutions and acceptances of
    other banks:
    a. To U.S. banks and other U.S. depository institutions. . . . . .     4653               0       4663               0   2.a.
    b. To foreign banks  . . . . . . . . . . . . . . . . . . . . . . .     4654               0       4664               0   2.b.
3.  Loans to finance agricultural production and other
    loans to farmers . . . . . . . . . . . . . . . . . . . . . . . . .     4655               0       4665               0   3.
4.  Commercial and industrial loans:
    a. To U.S. addressees (domicile) . . . . . . . . . . . . . . . . .     4645              60       4617               0   4.a.
    b. To non-U.S. addressees (domicile) . . . . . . . . . . . . . . .     4646               0       4618               0   4.b.
5.  Loans to individuals for household, family, and other
    personal expenditures:
    a. Credit cards and related plans  . . . . . . . . . . . . . . . .     4656               0       4666               0   5.a.
    b. Other (includes single payment, installment,
       and all student loans)  . . . . . . . . . . . . . . . . . . . .     4657               0       4667               0   5.b.
6.  Loans to foreign governments and official institutions . . . . . .     4643           3,664       4627               0   6.
7.  All other loans  . . . . . . . . . . . . . . . . . . . . . . . . .     4644               0       4628               0   7.
8.  Lease financing receivables:
    a. Of U.S. addressees (domicile) . . . . . . . . . . . . . . . . .     4658               0       4558               0   8.a.
    b. Of non-U.S. addressees (domicile) . . . . . . . . . . . . . . .     4659               0       4559               0   8.b.
9.  Total (sum of items 1 through 8) . . . . . . . . . . . . . . . . .     4635           3,724       4605               0   9.

                                                                               CUMULATIVE                 CUMULATIVE
                                                                               CHARGE-OFFS                RECOVERIES
                                                                              JAN. 1, 1986               JAN. 1, 1986
                                                                                 THROUGH                    THROUGH
                                                                              DEC. 31, 1989               REPORT DATE
MEMORANDA                                                                  --------------------       --------------------
                                           DOLLAR AMOUNTS IN THOUSANDS     RIAD    BIL MIL THOU       RIAD    BIL MIL THOU
- ----------------------------------------------------------------------     ----    ------------       ----    ------------
To be completed by national banks only.
1.  Charge-offs and recoveries of Special-Category Loans, as defined for this Call Report by the Comptroller
    of the Currency  . . . . . . . . . . . . . . . . . . . . . . . . .                                4784             N/A   M.1.


                                                                               (COLUMN A)                 (COLUMN B)
MEMORANDUM ITEMS 2 AND 3 ARE TO BE COMPLETED BY ALL BANKS.                     CHARGE-OFFS                RECOVERIES
                                                                           --------------------      --------------------
                                                                                      CALENDAR YEAR-TO-DATE
                                                                           ----------------------------------------------
                                                                           RIAD    BIL MIL THOU       RIAD   BIL MIL THOU
                                                                           ----    ------------       ----   ------------
2.  Loans to finance commercial real estate, construction, and land development activities (not secured by real estate)
    included in Schedule RI-B, part I, items 4 and 7, above  . . . . .     5409               0       5410              0  M.2.
3.  Loans secured by real estate in domestic offices (included in Schedule RI-B, part I, item 1, above):
    a. Construction and land development . . . . . . . . . . . . . . .     3582               0       3583              0  M.3.a.
    b. Secured by farmland . . . . . . . . . . . . . . . . . . . . . .     3584               0       3585              0  M.3.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family
           residential properties and extended under lines
           of credit . . . . . . . . . . . . . . . . . . . . . . . . .     5411               0       5412              0  M.3.c.(1)
       (2) All other loans secured by 1-4 family residential
           properties  . . . . . . . . . . . . . . . . . . . . . . . .     5413               0       5414              0  M.3.c.(2)
    d. Secured by multifamily (5 or more) residential properties   . .     3588               0       3589              0  M.3.d.
    e. Secured by nonfarm nonresidential properties  . . . . . . . . .     3590               0       3591              0  M.3.e.

Legal Title of Bank:      THE FUJI BANK AND TRUST COMPANY           Call Date: 6/30/94  ST-BK:  36-5168 FFIEC 031
Address:                  TWO WORLD TRADE CENTER, 79TH-82ND FL                                          Page RI-5
City, State  Zip:         NEW YORK, NY  10048
FDIC Certificate No.:     /2/1/8/4/3/
                          -----------

SCHEDULE RI-B--CONTINUED

Part II. Changes in Allowance for Loan and
         Lease Losses and in Allocated
         Transfer Risk Reserve

                                                                                    (COLUMN A)             (COLUMN B)
                                                                                  ALLOWANCE FOR            ALLOCATED
                                                                                 LOAN AND LEASE          TRANSFER RISK
                                                                                     LOSSES                  RESERVE
                                                                               ------------------      ------------------
                                                 DOLLAR AMOUNTS IN THOUSANDS   RIAD  BIL MIL THOU      RIAD  BIL MIL THOU
- ----------------------------------------------------------------------------   ----  ------------      ----  ------------
1.  Balance originally reported in the December 31,
    1993, Reports of Condition and Income . . . . . . . . . . . . . . . . .    3124        49,012      3131             0     1.
2.  Recoveries (column A must equal part I, item 9,
    column B above) . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4605             0      3132             0     2.
3.  LESS: Charge-offs (column A must equal part I, item 9,
    column A above) . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4635         3,724      3133             0     3.
4.  Provision (column A must equal Schedule RI, item 4.a;
    column B must equal Schedule RI, item 4.b). . . . . . . . . . . . . . .    4230         1,500      4243             0     4.
5.  Adjustments* (see instructions for this schedule) . . . . . . . . . . .    4815        (4,423)     3134             0     5.
6.  Balance end of current period (sum of items 1 through 5)
    (column A must equal Schedule RC, item 4.b; column B
    must equal Schedule RC, item 4.c) . . . . . . . . . . . . . . . . . . .    3123        42,365      3128             0     6.

_____________

* Describe on Schedule RI-E--Explanations.

SCHEDULE RI-C--APPLICABLE INCOME TAXES BY TAXING AUTHORITY

Schedule RI-C is to be reported with the December Report of Income.

                                                                                                                     I489      (-
                                                                                                                  --------    ----
                                                                      DOLLAR AMOUNTS IN THOUSANDS      RIAD   BIL MIL THOU
- -------------------------------------------------------------------------------------------------      ----   ------------
1.  Federal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4780            N/A    1.
2.  State and local . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4790            N/A    2.
3.  Foreign . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4795            N/A    3.
4.  Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b)  . . . . .      4770            N/A    4.
5.  Deferred portion of item 4  . . . . . . . . . . . . . . . . . . . . . . .   RIAD 4772     N/A                             5.

Legal Title of Bank:      THE FUJI BANK AND TRUST COMPANY           Call Date: 6/30/94  ST-BK:  36-5168 FFIEC 031
Address:                  TWO WORLD TRADE CENTER, 79TH-82ND FL                                          Page RI-6
City, State  Zip:         NEW YORK, NY  10048
FDIC Certificate No.:     /2/1/8/4/3/
                          -----------

SCHEDULE RI-D--INCOME FROM INTERNATIONAL OPERATIONS

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations

                                                                                                           I492          (-
                                                                                                        --------        ------
                                                                                                    YEAR-TO-DATE
                                                                                                    ------------
                                                          DOLLAR AMOUNTS IN THOUSANDS      RIAD     BIL MIL THOU
- -------------------------------------------------------------------------------------      ----     ------------
1.  Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries, and IBFs:
    a. Interest income booked. . . . . . . . . . . . . . . . . . . . . . . . . . . .       4837            4,926      1.a.
    b. Interest expense booked . . . . . . . . . . . . . . . . . . . . . . . . . . .       4838           17,252      1.b.
    c. Net interest income booked at foreign offices, Edge and Agreement
       subsidiaries, and IBFs (item 1.a minus 1.b) . . . . . . . . . . . . . . . . .       4839          (12,326)     1.c.
2.  Adjustments for booking location of international operations:
    a. Net interest income attributable to international operations
       booked at domestic offices. . . . . . . . . . . . . . . . . . . . . . . . . .       4840           17,899      2.a.
    b. Net interest income attributable to domestic business booked
       at foreign offices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4841            2,879      2.b.
    c. Net booking location adjustment (item 2.a minus 2.b). . . . . . . . . . . . .       4842           15,020      2.c.
3.  Noninterest income and expense attributable to international operations:
    a. Noninterest income attributable to international operations . . . . . . . . .       4097              540      3.a.
    b. Provision for loan and lease losses attributable to
       international operations. . . . . . . . . . . . . . . . . . . . . . . . . . .       4235              500      3.b.
    c. Other noninterest expense attributable to international
       operations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4239               79      3.c.
    d. Net noninterest income (expense) attributable to
       international operations (item 3.a minus 3.b and 3.c) . . . . . . . . . . . .       4843              (39)     3.d.
4.  Estimated pretax income attributable to international operations before
    capital allocation adjustment (sum of items 1.c, 2.c, and 3.d) . . . . . . . . .       4844            2,655      4.
5.  Adjustment to pretax income for internal allocations to international operations to reflect the effects of equity capital on overall bank
    funding costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4845           (1,377)     5.
6.  Estimated pretax income attributable to international operations after
    capital allocation adjustment (sum of items 4 and 5) . . . . . . . . . . . . . .       4846            1,278      6.
7.  Income taxes attributable to income from international operations as
    estimated in item 6  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4797              549      7.
8.  Estimated net income attributable to international operations
    (item 6 minus 7) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4341              729      8.

MEMORANDA                                                DOLLAR AMOUNTS IN THOUSANDS       RIAD     BIL MIL THOU
- ------------------------------------------------------------------------------------       ----     ------------
1.  Intracompany interest income included in item 1.a above  . . . . . . . . . . . .       4847            3,830      M.1.
2.  Intracompany interest expense included in item 1.b above . . . . . . . . . . . .       4848            6,065      M.2.

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts

                                                                                                    YEAR-TO-DATE
                                                                                                    ------------
                                                         DOLLAR AMOUNTS IN THOUSANDS       RIAD     BIL MIL THOU
- ------------------------------------------------------------------------------------       ----     ------------
1.  Interest income booked at IBFs . . . . . . . . . . . . . . . . . . . . . . . . .       4849            3,317      1.
2.  Interest expense booked at IBFs  . . . . . . . . . . . . . . . . . . . . . . . .       4850            9,179      2.
3.  Noninterest income attributable to international operations booked at domestic offices (excluding IBFs):
    a. Gains (losses) and extraordinary items  . . . . . . . . . . . . . . . . . . .       5491                0      3.a.
    b. Fees and other noninterest income . . . . . . . . . . . . . . . . . . . . . .       5492              540      3.b.
4.  Provision for loan and lease losses attributable to international operations
    booked at domestic offices (excluding IBFs)  . . . . . . . . . . . . . . . . . .       4852              500      4.
5.  Other noninterest expense attributable to international operations
    booked at domestic offices (excluding IBFs)  . . . . . . . . . . . . . . . . . .       4853               78      5.

Legal Title of Bank:      THE FUJI BANK AND TRUST COMPANY           Call Date: 6/30/94  ST-BK:  36-5168 FFIEC 031
Address:                  TWO WORLD TRADE CENTER, 79TH-82ND FL                                          Page RI-7
City, State  Zip:         NEW YORK, NY  10048
FDIC Certificate No.:     /2/1/8/4/3/
                          -----------

SCHEDULE RI-E--EXPLANATIONS

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                           I495          (-
                                                                                                        --------       -------
                                                                                                    YEAR-TO-DATE
                                                                                                    ------------
                                                          DOLLAR AMOUNTS IN THOUSANDS      RIAD     BIL MIL THOU
- -------------------------------------------------------------------------------------      ----     ------------
1.  All other noninterest income (from Schedule RI, item 5.f.(2))
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
    a. Net gains on other real estate owned . . . . . . . . . . . . . . . . . . . . .      5415                0      1.a.
    b. Net gains on sales of loans  . . . . . . . . . . . . . . . . . . . . . . . . .      5416                0      1.b.
    c. Net gains on sales of premises and fixed assets. . . . . . . . . . . . . . . .      5417                0      1.c.
    Itemize and describe the three largest other amounts that exceed 10% of
    Schedule RI, item 5.f.(2):
    d. TEXT 4461 ____________________________________________________________________      4461                       1.d.
    e. TEXT 4462 ____________________________________________________________________      4462                       1.e.
    f. TEXT 4463 ____________________________________________________________________      4463                       1.f.
2.  Other noninterest expense (from Schedule RI, item 7.c):
    a. Amortization expense of intangible assets  . . . . . . . . . . . . . . . . . .      4531                0      2.a.
    Report amounts that exceed 10% of Schedule RI, item 7.c:
    b. Net losses on other real estate owned  . . . . . . . . . . . . . . . . . . . .      5418                0      2.b.
    c. Net losses on sales of loans . . . . . . . . . . . . . . . . . . . . . . . . .      5419                0      2.c.
    d. Net losses on sales of premises and fixed assets . . . . . . . . . . . . . . .      5420                0      2.d.
    Itemize and describe the three largest other amounts that exceed 10% of
    Schedule RI, item 7.c:
    e. TEXT 4464 ____________________________________________________________________      4464                       2.e.
    f. TEXT 4467 ____________________________________________________________________      4467                       2.f.
    g. TEXT 4468 ____________________________________________________________________      4468                       2.g.
3.  Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other adjustments):
    a. (1) TEXT 4469 ________________________________________________________________      4469                       3.a.(1)
       (2) Applicable income tax effect                            RIAD 4486                                          3.a.(2)
    b. (1) TEXT 4487 ________________________________________________________________      4487                       3.b.(1)
       (2) Applicable income tax effect                            RIAD 4488                                          3.b.(2)
    c. (1) TEXT 4489 ________________________________________________________________      4489                       3.c.(1)
       (2) Applicable income tax effect                            RIAD 4491                                          3.c.(2)
4.  Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2) (itemize and describe all adjustments):
    a. TEXT 4492 ____________________________________________________________________      4492                       4.a.
    b. TEXT 4493 ____________________________________________________________________      4493                       4.b.
5.  Cumulative effect of changes in accounting principles from prior years
    (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
    a. TEXT 4494 ____________________________________________________________________      4494                       5.a.
    b. TEXT 4495 ____________________________________________________________________      4495                       5.b.
6.  Corrections of material accounting errors from prior years (from Schedule RI-A, item 10) (itemize and describe all corrections):
    a. TEXT 4496 ____________________________________________________________________      4496                       6.a.
    b. TEXT 4497 ____________________________________________________________________      4497                       6.b.

Legal Title of Bank:      THE FUJI BANK AND TRUST COMPANY           Call Date: 6/30/94  ST-BK:  36-5168 FFIEC 031
Address:                  TWO WORLD TRADE CENTER, 79TH-82ND FL                                          Page RI-8
City, State  Zip:         NEW YORK, NY  10048
FDIC Certificate No.:     /2/1/8/4/3/
                          -----------

SCHEDULE RI-E--CONTINUED

                                                                                                      YEAR-TO-DATE
                                                                                                      ------------
                                                                   DOLLAR AMOUNTS IN THOUSANDS  RIAD  BIL MIL THOU
- ----------------------------------------------------------------------------------------------  ----  ------------
 7. Other transactions with parent holding company (from Schedule RI-A, item 13)
    (itemize and describe all such transactions):
    a. TEXT 4498 _____________________________________________________________________________  4498                7.a.
    b. TEXT 4499 _____________________________________________________________________________  4499                7.b.
 8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5) (itemize and describe all adjustments):
    a. TEXT 4521 Implementation of FASB 115 as of January 1, 1994                               4521       (4,423)  8.a.
    b. TEXT 4522 _____________________________________________________________________________  4522                8.b.
 9. Other explanations (the space below is provided for the bank to briefly describe,             I498      I499    (-
    at its option, any other significant items affecting the Report of Income):
    No comment /X/ (RIAD 4769)
    Other explanations (please type or print clearly):
    (TEXT 4769)

Legal Title of Bank:      THE FUJI BANK AND TRUST COMPANY           Call Date: 6/30/94  ST-BK:  36-5168 FFIEC 031
Address:                  TWO WORLD TRADE CENTER, 79TH-82ND FL                                          Page RC-1
City, State  Zip:         NEW YORK, NY  10048
FDIC Certificate No.:     /2/1/8/4/3/
                          -----------

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1994

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET


                                                                                                             C400          (-
                                                                                                          --------       ------
                                                                  DOLLAR AMOUNTS IN THOUSANDS   RCFD  BIL MIL THOU
- ---------------------------------------------------------------------------------------------   ----  ------------
ASSETS
 1.  Cash and balances due from depository institutions (from Schedule RC-A):
     a. Noninterest-bearing balances and currency and coin(1) . . . . . . . . . . . . . . . .   0081        23,545        1.a.
     b. Interest-bearing balances(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0071       207,100        1.b.
 2.  Securities
     a. Held-to-maturity securities (from Schedule RC-B, column A)  . . . . . . . . . . . . .   1754             0        2.a.
     b. Available-for-sale securities (from Schedule RC-B, column D). . . . . . . . . . . . .   1773        70,601        2.b.
 3.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:
     a. Federal Funds sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0276        86,000        3.a.
     b. Securities purchased under agreements to resell . . . . . . . . . . . . . . . . . . .   0277             0        3.b.
 4.  Loans and lease financing receivables:
     a. Loans and leases, net of unearned income (from Schedule RC-C) .  RCFD 2122  1,854,381                             4.a.
     b. LESS: Allowance for loan and lease losses . . . . . . . . . . .  RCFD 3123     42,365                             4.b.
     c. LESS: Allocated transfer risk reserve . . . . . . . . . . . . .  RCFD 3128          0                             4.c.
     d. Loans and leases, net of unearned income,
        allowance, and reserve (item 4.a minus 4.b and 4.c)   . . . . . . . . . . . . . . . .   2125     1,812,016        4.d.
 5.  Assets held in trading accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3545             0        5.
 6.  Premises and fixed assets (including capitalized leases) . . . . . . . . . . . . . . . .   2145         2,921        6.
 7.  Other real estate owned (from Schedule RC-M) . . . . . . . . . . . . . . . . . . . . . .   2150             0        7.
 8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule
     RC-M)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2130             0        8.
 9.  Customers' liability to this bank on acceptances outstanding . . . . . . . . . . . . . .   2155         5,990        9.
10.  Intangible assets (from Schedule RC-M) . . . . . . . . . . . . . . . . . . . . . . . . .   2143             0       10.
11.  Other assets (from Schedule RC-F)  . . . . . . . . . . . . . . . . . . . . . . . . . . .   2160        39,839       11.
12.  Total assets (sum of items 1 through 11) . . . . . . . . . . . . . . . . . . . . . . . .   2170     2,248,012       12.

__________________

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held in trading accounts.

Legal Title of Bank:              THE FUJI BANK AND TRUST COMPANY            Call Date: 6/30/94  ST-BK:  36-5168 FFIEC 031
Address:                          TWO WORLD TRADE CENTER, 79TH-82ND FL                                           Page RC-2
City, State  Zip:                 NEW YORK, NY 10048
FDIC Certificate No.:             /2/1/8/4/3/
                                  -----------

SCHEDULE RC--CONTINUED


                                                            DOLLAR AMOUNTS IN THOUSANDS               BIL MIL THOU
- ---------------------------------------------------------------------------------------               ------------
LIABILITIES
13.  Deposits:
     a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,
        part I) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   RCON 2200        162,102     13.a.
        (1) Noninterest-bearing(1)  . . . . . . . . . . . . . . .  RCON 6631    102,215                                13.a.(1)
        (2) Interest-bearing  . . . . . . . . . . . . . . . . . .  RCON 6636     59,887                                13.a.(2)
     b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule
        RC-E, part II)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   RCFN 2200        735,458     13.b.
        (1) Noninterest bearing . . . . . . . . . . . . . . . . .  RCFN 6631          0                                13.b.(1)
        (2) Interest-bearing  . . . . . . . . . . . . . . . . . .  RCFN 6636    735,458                                13.b.(2)
14.  Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in
     IBFs:
     a. Federal funds purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . .   RCFD 0278              0     14.a.
     b. Securities sold under agreements to repurchase  . . . . . . . . . . . . . . . .   RCFD 0279              0     14.b.
15.  a. Demand notes issued to the U.S. Treasury  . . . . . . . . . . . . . . . . . . .   RCON 2840              0     15.a.
     b. Trading Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   RCFD 3548              0     15.b.
16.  Other borrowed money:
     a. With original maturity of one year or less  . . . . . . . . . . . . . . . . . .   RCFD 2332        692,984     16.a.
     b. With original  maturity of more than one year . . . . . . . . . . . . . . . . .   RCFD 2333        259,507     16.b.
17.  Mortgage indebtedness and obligations under capitalized leases . . . . . . . . . .   RCFD 2910              0     17.
18.  Bank's liability on acceptance executed and outstanding  . . . . . . . . . . . . .   RCFD 2920          5,990     18.
19.  Subordinated notes and debentures  . . . . . . . . . . . . . . . . . . . . . . . .   RCFD 3200        100,000     19.
20.  Other liabilities (from Schedule RC-G) . . . . . . . . . . . . . . . . . . . . . .   RCFD 2930         26,527     20.
21.  Total liabilities (sum of items 13 through 20) . . . . . . . . . . . . . . . . . .   RCFD 2948      1,982,568     21.

22.  Limited-Life preferred stock and related surplus . . . . . . . . . . . . . . . . .   RCFD 3282              0     22.
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus  . . . . . . . . . . . . . . . . . .   RCFD 3838              0     23.
24.  Common stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   RCFD 3230         98,475     24.
25.  Surplus (exclude all surplus related to preferred stock) . . . . . . . . . . . . .   RCFD 3839        153,975     25.
26.  a. Undivided profits and capital reserves. . . . . . . . . . . . . . . . . . . . .   RCFD 3632         12,836     26.a.
     b. Net unrealized holding gains (losses) on available-for-sale securities  . . . .   RCFD 8434            158     26.b.
27.  Cumulative foreign currency translation adjustments  . . . . . . . . . . . . . . .   RCFD 3284              0     27.
28.  Total equity capital (sum of items 23 through 27)  . . . . . . . . . . . . . . . .   RCFD 3210        265,444     28.
29.  Total liabilities, limited-life preferred stock, and equity capital (sum of items
     21, 22, and 28)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   RCFD 3300      2,248,012     29.


MEMORANDUM
To be reported only with the March Report of Condition.
1.   Indicate in the box at the right the number of the statement below that
     best describes the  most comprehensive level of auditing work performed                                Number
     for the bank by independent external auditors as of any date during 1993  . . . . . . . . .  RCFD 6724   N/A     M.1.


1 =  Independent audit of the bank conducted in accordance          4 =  Directors' examination of the bank performed by other
     with generally accepted auditing standards by a certified           external auditors (may be required by state chartering
     public accounting firm which submits a report on the bank           authority)
2 =  Independent audit of the bank's parent holding company         5 =  Review of the bank's financial statements by external
     conducted in accordance with generally accepted auditing            auditors
     standards by a certified public accounting firm which          6 =  Compilation of the bank's financial statements by external
     submits a report on the consolidated holding company                auditors
     (but not on the bank separately)                               7 =  Other audit procedures (excluding tax preparation work)
3 =  Directors' examination of the bank conducted in                8 =  No external audit work
     accordance with generally accepted auditing standards
     by a certified public accounting firm (may be required by
     state chartering authority)

___________________

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

Legal Title of Bank:      THE FUJI BANK AND TRUST COMPANY           Call Date: 6/30/94  ST-BK:  36-5168 FFIEC 031
Address:                  TWO WORLD TRADE CENTER, 79TH-82ND FL                                          Page RC-3
City, State  Zip:         NEW YORK, NY  10048
FDIC Certificate No.:     /2/1/8/4/3/
                          -----------

SCHEDULE RC-A--CASH AND BALANCED DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held in trading accounts.

                                                                                                                        C405    (-
                                                                                                                      -------  ----
                                                                                         (COLUMN A)            (COLUMN B)
                                                                                        CONSOLIDATED            DOMESTIC
                                                                                            BANK                  BANK
                                                                                     -------------------   -------------------
                                                     DOLLAR AMOUNTS IN THOUSANDS     RCFD   BIL MIL THOU   RCON   BIL MIL THOU
- --------------------------------------------------------------------------------     ----   ------------   ----   ------------
 1. Cash items in process of collection, unposted debits, and currency and
    coin . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     0022          6,573                        1.
    a. Cash items in process of collection and unposted debits . . . . . . . . .                           0020          6,331  1.a.
    b. Currency and coin . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           0080            242  1.b.
 2. Balances due from depository institutions in the U.S.  . . . . . . . . . . .                           0082         12,141  2.
    a. U.S. branches and agencies of foreign banks (including their IBFs)  . . .     0083        207,000                        2.a.
    b. Other commercial banks in the U.S. and other depository institutions
       in the U.S. (including their IBFs)  . . . . . . . . . . . . . . . . . . .     0085         12,141                        2.b.
 3. Balances due from banks in foreign countries and foreign central banks . . .                           0070              0  3.
    a. Foreign branches of other U.S. banks  . . . . . . . . . . . . . . . . . .     0073              0                        3.a.
    b. Other banks in foreign countries and foreign central banks  . . . . . . .     0074              0                        3.b.
 4. Balances due from Federal Reserve Banks  . . . . . . . . . . . . . . . . . .     0090          4,931   0090          4,931  4.
 5. Total (sum of items 1 through 4) (total of column A must equal
    Schedule RC, sum of items 1.a and 1.b) . . . . . . . . . . . . . . . . . . .     0010        230,645   0010         23,645  5.

MEMORANDUM                                                                   DOLLAR AMOUNTS IN THOUSANDS   RCON   BIL MIL THOU
- --------------------------------------------------------------------------------------------------------   ----   ------------
 1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,
    column B above)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0050         12,041  M.1.